SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                  June 22, 2004

                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


         Georgia                             1-8607              58-1533433
         (State or other                    (Commission         (IRS Employer
         jurisdiction of                    File Number)         Identification
         incorporation)                                          No.)


  Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
             (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000




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Item 5. Other Events and Regulation FD Disclosure

On June 22, 2004, BellSouth announced the issuance and sale of $700,000,000 aggregate principal amount of 6.55% Notes due 2034. The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statements (File No. 333-67084 and 333-77053).

Item 7. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

1 Underwriting Agreement dated as of June 22, 2004 between BellSouth Corporation and Goldman Sachs & Co. and Citigroup Global
         Markets Inc., as representatives of the several underwriters.

4        Form of Note

12       Ratio of Earnings to Fixed Charges




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/Ronald M. Dykes
     Ronald M. Dykes
     Chief Financial Officer
     June 22, 2004

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